CorEnergy Announces Second Quarter 2020 Results, Dividends
KANSAS CITY, MO - August 3, 2020 - CorEnergy Infrastructure Trust, Inc. ("CorEnergy" or the "Company") today announced financial results for the second quarter, ended June 30, 2020.
Second Quarter Performance Summary
Second quarter financial highlights, including the impact of the net loss from events surrounding the sale of the Pinedale Liquids Gathering System (LGS) asset, are as follows:

	For the Three Months Ended
	June 30, 2020
		Per Share
	Total	Basic	Diluted
Net Income (Loss) (Attributable to Common Stockholders)[1]	$(139,744,105)	$(10.24)	$(10.24)
NAREIT Funds from Operations (NAREIT FFO)[1]	$10,775,168	$0.79	$0.79
Funds From Operations (FFO)[1]	$10,775,168	$0.79	$0.79
Adjusted Funds From Operations (AFFO)[1]	$(291,172)	$(0.02)	$(0.02)
Dividends Declared to Common Stockholders		$0.05
1 Management uses AFFO as a measure of long-term sustainable operational performance. NAREIT FFO, FFO, and AFFO are non-GAAP measures. Reconciliations of NAREIT FFO, FFO and AFFO, as presented, to Net Income (Loss) Attributable to CorEnergy Stockholders are included at the end of this press release. See Note 1 for additional information.
Management Commentary
"Following a challenging second quarter that included the sale of our Pinedale LGS asset, we are now endeavoring to acquire new assets by the end of the year to rebuild CorEnergy's dividend paying capabilities. These opportunities may include assets where we can leverage our Private Letter Ruling (PLR) to both own and operate infrastructure assets," said CorEnergy Chief Executive Officer Dave Schulte. "Regarding our asset portfolio, we have seen an improvement in the situation at our Grand Isle Gathering System (GIGS) asset amid rising oil prices and a restart of production by our tenant, from which we continue to seek resolution of the nonpayment of rent. Our MoGas and Omega systems are delivering steady financial performance in keeping with their status as transportation and distribution assets less subject to the impact of commodity price swings. We recently executed agreements with key MoGas shippers that will drive increased revenue beginning in the fourth quarter. Based on these developments, we declared payment of the regular preferred dividend and a common dividend of $0.05 per share for the second quarter."
Dividend Declaration
Common Stock: A second quarter 2020 dividend of $0.05 per share was declared for CorEnergy's common stock. The dividend will be paid on August 31, 2020, to stockholders of record on August 17, 2020.

Preferred Stock: For the Company's 7.375% Series A Cumulative Redeemable Preferred Stock, a cash dividend of $0.4609375 per depositary share was declared. The preferred stock dividend, which equates to an annual dividend payment of $1.84375 per depositary share, will be paid on August 31, 2020, to stockholders of record on August 17, 2020.
Second Quarter Results Call
CorEnergy will host a conference call on Tuesday, August 4, 2020, at 1:00 p.m. Central Time to discuss its financial results. Please dial into the call at +1-201-689-8035 at least five minutes prior to the scheduled start time. The call will also be webcast in a listen-only format. A link to the webcast will be accessible at corenergy.reit.
A replay of the call will be available until 1:00 p.m. Central Time on September 4, 2020, by dialing +1-919-882-2331. The Conference ID is 58663. A webcast replay of the conference call will also be available on the Company’s website, corenergy.reit.
About CorEnergy Infrastructure Trust, Inc.
CorEnergy Infrastructure Trust, Inc. (NYSE: CORR, CORRPrA), is a real estate investment trust (REIT) that owns critical energy assets, such as pipelines, storage terminals, and transmission and distribution assets. We receive long-term contracted revenue from customers and operators of our assets, including triple-net participating leases and from long term customer contracts. For more information, please visit corenergy.reit.
Forward-Looking Statements
This press release contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in CorEnergy’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, CorEnergy does not assume a duty to update any forward-looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy’s Board of Directors and compliance with leverage covenants.

Notes
1NAREIT FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, impairment losses of depreciable properties, real estate-related depreciation and amortization (excluding amortization of deferred financing costs or loan origination costs) and other adjustments for unconsolidated partnerships and non-controlling interests. Adjustments for non-controlling interests are calculated on the same basis. FFO as we have presented it here, is derived by further adjusting NAREIT FFO for distributions received from investment securities, income tax expense (benefit) from investment securities, net distributions and other income and net realized and unrealized gain or loss on other equity securities. CorEnergy defines AFFO as FFO Adjusted for Securities Investment plus deferred rent receivable write-off, (gain) loss on extinguishment of debt, provision for loan (gain) loss, net of tax, transaction costs, amortization of debt issuance costs, amortization of deferred lease costs, accretion of asset retirement obligation, non-cash costs associated with derivative instruments, and certain costs of a nonrecurring nature, less maintenance, capital expenditures (if any), income tax (expense) benefit unrelated to securities investments, amortization of debt premium, and other adjustments as deemed appropriate by Management. Reconciliations of NAREIT FFO, FFO Adjusted for Securities Investments and AFFO to Net Income (Loss) Attributable to CorEnergy Stockholders are included in the additional financial information attached to this press release.

Contact Information:
CorEnergy Infrastructure Trust, Inc.
Investor Relations
Debbie Hagen or Matt Kreps
877-699-CORR (2677)
info@corenergy.reit

Source: CorEnergy Infrastructure Trust, Inc.

Consolidated Balance Sheets

	June 30, 2020	December 31, 2019
Assets	(Unaudited)
Leased property, net of accumulated depreciation of $4,430,269 and $105,825,816	$67,315,379	$379,211,399
Property and equipment, net of accumulated depreciation of $20,970,190 and $19,304,610	105,358,280	106,855,677
Financing notes and related accrued interest receivable, net of reserve of $600,000 and $600,000	1,196,338	1,235,000
Cash and cash equivalents	113,713,646	120,863,643
Deferred rent receivable	—	29,858,102
Accounts and other receivables	2,926,765	4,143,234
Deferred costs, net of accumulated amortization of $1,827,781 and $1,956,710	1,380,436	2,171,969
Prepaid expenses and other assets	719,094	804,341
Deferred tax asset, net	4,295,036	4,593,561
Goodwill	1,718,868	1,718,868
Total Assets	$298,623,842	$651,455,794
Liabilities and Equity
Secured credit facilities, net of debt issuance costs of $0 and $158,070	$—	$33,785,930
Unsecured convertible senior notes, net of discount and debt issuance costs of $3,370,720 and $3,768,504	114,679,280	118,323,496
Asset retirement obligation	8,529,551	8,044,200
Accounts payable and other accrued liabilities	5,494,411	6,000,981
Management fees payable	1,661,651	1,669,950
Unearned revenue	6,283,847	6,891,798
Total Liabilities	$136,648,740	$174,716,355
Equity
Series A Cumulative Redeemable Preferred Stock 7.375%, $125,270,350 and $125,493,175 liquidation preference ($2,500 per share, $0.001 par value), 10,000,000 authorized; 50,108 and 50,197 issued and outstanding at June 30, 2020 and December 31, 2019, respectively	$125,270,350	$125,493,175
Capital stock, non-convertible, $0.001 par value; 13,651,521 and 13,638,916 shares issued and outstanding at June 30, 2020 and December 31, 2019 (100,000,000 shares authorized)	13,652	13,639
Additional paid-in capital	345,726,877	360,844,497
Retained deficit	(309,035,777)	(9,611,872)
Total Equity	161,975,102	476,739,439
Total Liabilities and Equity	$298,623,842	$651,455,794

Consolidated Statements of Operations (Unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Revenue
Lease revenue	$5,554,368	$16,635,876	$21,300,872	$33,353,586
Deferred rent receivable write-off	—	—	(30,105,820)	—
Transportation and distribution revenue	4,382,706	4,868,144	9,583,206	9,739,726
Financing revenue	29,913	27,989	56,220	61,529
Total Revenue	9,966,987	21,532,009	834,478	43,154,841
Expenses
Transportation and distribution expenses	1,222,135	1,246,755	2,597,364	2,749,898
General and administrative	4,325,924	2,739,855	7,402,067	5,610,262
Depreciation, amortization and ARO accretion expense	3,662,926	5,645,250	9,309,993	11,290,346
Loss on impairment of leased property	—	—	140,268,379	—
Loss on impairment and disposal of leased property	146,537,547	—	146,537,547	—
Loss on termination of lease	458,297	—	458,297	—
Total Expenses	156,206,829	9,631,860	306,573,647	19,650,506
Operating Income (Loss)	$(146,239,842)	$11,900,149	$(305,739,169)	$23,504,335
Other Income (Expense)
Net distributions and other income	$102,038	$285,259	$419,858	$541,874
Interest expense	(2,920,424)	(2,297,783)	(5,806,007)	(4,805,077)
Gain (loss) on extinguishment of debt	11,549,968	—	11,549,968	(5,039,731)
Total Other Income (Expense)	8,731,582	(2,012,524)	6,163,819	(9,302,934)
Income (Loss) before income taxes	(137,508,260)	9,887,625	(299,575,350)	14,201,401
Taxes
Current tax expense (benefit)	(2,431)	—	(397,074)	353,744
Deferred tax expense (benefit)	(71,396)	62,699	298,525	156,290
Income tax expense (benefit), net	(73,827)	62,699	(98,549)	510,034
Net Income (Loss) attributable to CorEnergy Stockholders	(137,434,433)	9,824,926	(299,476,801)	13,691,367
Preferred dividend requirements	2,309,672	2,313,780	4,570,465	4,627,908
Net Income (Loss) attributable to Common Stockholders	$(139,744,105)	$7,511,146	$(304,047,266)	$9,063,459

Earnings (Loss) Per Common Share:
Basic	$(10.24)	$0.59	$(22.27)	$0.71
Diluted	$(10.24)	$0.59	$(22.27)	$0.71
Weighted Average Shares of Common Stock Outstanding:
Basic	13,651,521	12,811,171	13,649,907	12,708,626
Diluted	13,651,521	12,811,171	13,649,907	12,708,626
Dividends declared per share	$0.050	$0.750	$0.800	$1.500

Consolidated Statements of Cash Flows (Unaudited)

	For the Six Months Ended
	June 30, 2020	June 30, 2019
Operating Activities
Net income (loss)	$(299,476,801)	$13,691,367
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Deferred income tax, net	298,525	156,290
Depreciation, amortization and ARO accretion	9,963,908	11,870,408
Loss on impairment of leased property	140,268,379	—
Loss on impairment and disposal of leased property	146,537,547	—
Loss on termination of lease	458,297	—
Deferred rent receivable write-off, noncash	30,105,820	—
(Gain) loss on extinguishment of debt	(11,549,968)	5,039,731
Gain on disposal of equipment	(3,542)	—
Changes in assets and liabilities:
Increase in deferred rent receivable	(247,718)	(3,163,726)
Decrease in accounts and other receivables	1,216,469	550,126
Increase in financing note accrued interest receivable	(4,671)	(9,217)
(Increase) decrease in prepaid expenses and other assets	85,197	(196,684)
Decrease in management fee payable	(8,299)	(65,749)
Increase (decrease) in accounts payable and other accrued liabilities	(613,391)	1,541,221
Decrease in unearned revenue	(607,951)	(98,244)
Net cash provided by operating activities	$16,421,801	$29,315,523
Investing Activities
Purchases of property and equipment, net	(85,144)	(26,553)
Proceeds from sale of property and equipment	7,500	—
Principal payment on note receivable	—	5,000,000
Principal payment on financing note receivable	43,333	—
Net cash provided by (used in) investing activities	$(34,311)	$4,973,447
Financing Activities
Repurchases of preferred stock	(161,997)	(60,550)
Dividends paid on Series A preferred stock	(4,623,452)	(4,627,560)
Dividends paid on common stock	(10,921,216)	(18,800,372)
Cash paid for extinguishment of convertible notes	(1,316,250)	(19,516,234)
Cash paid for maturity of convertible notes	(1,676,000)	—
Cash paid for settlement of Pinedale Secured Credit Facility	(3,074,572)	—
Principal payments on secured credit facilities	(1,764,000)	(1,764,000)
Net cash used in financing activities	$(23,537,487)	$(44,768,716)
Net Change in Cash and Cash Equivalents	$(7,149,997)	$(10,479,746)
Cash and Cash Equivalents at beginning of period	120,863,643	69,287,177
Cash and Cash Equivalents at end of period	$113,713,646	$58,807,431

Supplemental Disclosure of Cash Flow Information
Interest paid	$5,392,894	$4,361,760
Income taxes paid (net of refunds)	(466,407)	282,786

Non-Cash Investing Activities
Proceeds from sale of leased property provided directly to secured lender	$18,000,000	$—
Purchases of property, plant and equipment in accounts payable and other accrued liabilities	110,000	—

Non-Cash Financing Activities
Reinvestment of distributions by common stockholders in additional common shares	$—	$403,831
Common stock issued upon exchange and conversion of convertible notes	419,129	29,457,711
Proceeds from sale of leased property used in settlement of Pinedale Secured Credit Facility	(18,000,000)	—

NAREIT FFO, FFO Adjusted for Securities Investment and AFFO Reconciliation (Unaudited)
	For the Three Months Ended		For the Six Months Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Net Income (loss) attributable to CorEnergy Stockholders	$(137,434,433)	$9,824,926	$(299,476,801)	$13,691,367
Less:
Preferred Dividend Requirements	2,309,672	2,313,780	4,570,465	4,627,908
Net Income (loss) attributable to Common Stockholders	$(139,744,105)	$7,511,146	$(304,047,266)	$9,063,459
Add:
Depreciation	3,523,429	5,511,274	9,035,342	11,022,395
Loss on impairment of leased property	—	—	140,268,379	—
Loss on impairment and disposal of leased property	146,537,547	—	146,537,547	—
Loss on termination of lease	458,297	—	458,297	—
NAREIT funds from operations (NAREIT FFO)	$10,775,168	$13,022,420	$(7,747,701)	$20,085,854
Less:
Income tax (expense) benefit from investment securities	—	(6,912)	149,585	(158,705)
Funds from operations adjusted for securities investments (FFO)	$10,775,168	$13,029,332	$(7,897,286)	$20,244,559
Add:
Deferred rent receivable write-off	—	—	30,105,820	—
(Gain) loss on extinguishment of debt	(11,549,968)	—	(11,549,968)	5,039,731
Transaction costs	92,293	88,611	198,990	142,581
Amortization of debt issuance costs	325,665	281,630	653,914	580,062
Amortization of deferred lease costs	22,983	22,983	45,966	45,966
Accretion of asset retirement obligation	116,514	110,993	228,685	221,985
Income tax expense (benefit)	(73,827)	55,787	51,036	351,329
Adjusted funds from operations (AFFO)	$(291,172)	$13,589,336	$11,837,157	$26,626,213

Weighted Average Shares of Common Stock Outstanding:
Basic	13,651,521	12,811,171	13,649,907	12,708,626
Diluted	13,651,521	14,934,886	13,649,907	14,988,429
NAREIT FFO attributable to Common Stockholders
Basic	$0.79	$1.02	$(0.57)	$1.58
Diluted (1)	$0.79	$0.96	$(0.57)	$1.53
FFO attributable to Common Stockholders
Basic	$0.79	$1.02	$(0.58)	$1.59
Diluted (1)	$0.79	$0.96	$(0.58)	$1.54
AFFO attributable to Common Stockholders
Basic	$(0.02)	$1.06	$0.87	$2.10
Diluted (2)	$(0.02)	$0.99	$0.87	$1.95
(1) For the three and six months ended June 30, 2019, diluted per share calculations include dilutive adjustments for convertible note interest expense, discount amortization and deferred debt issuance amortization.

(2) For the three and six months ended June 30, 2019, diluted per share calculations include a dilutive adjustment for convertible note interest expense.